October 1, 2020

Summary

Prospectus

USAA CORNERSTONE EQUITY FUND

(UCEQX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks.

You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at usaa.com/prospectus. Effective on or about November 6, 2020, you can find this information at VictoryFunds.com.

You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated October 1, 2020, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INVESTMENT OBJECTIVE

The USAA Cornerstone Equity Fund (the "Fund") seeks capital appreciation over the long term.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.10%

Acquired Fund Fees and Expenses	0.57%

Total Annual Fund Operating Expenses	0.67%a,b

aThe total annual operating expenses for the Fund may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

bVictory Capital Management Inc. (the "Adviser") has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.10% of the Fund through at least September 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests at least 80% of its assets in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") ("underlying affiliated funds") that invest primarily in equity securities. The underlying affiliated funds consist of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

PRINCIPAL RISKS

The Fund's investments are subject to the following principal risks:

Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

Equity Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short- term or may last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

ETF Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, performance may be lower than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Portfolio Reallocation Risk – The frequent changes in the allocation of the Fund's portfolio holdings may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand some of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year since the Fund's inception. The table shows how the

Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an additional index with investment characteristics similar to the Fund. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at usaa.com (effective on or about November 6, 2020, performance information may be found at vcm.com) or by calling (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

(Fund began operations on June 8, 2012)

30%

22.58%22.49%

20% 17.66%

10.11%

10%

2.95%

0%

-2.27%

-10%

-12.06%

-20%

2013	2014	2015	2016	2017	2018	2019

The year-to-date return of the Fund as of June 30, 2020, was -9.51%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	11.50%	March 31, 2019
Lowest Quarter Return	-13.23%	December 31, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2019

			10 Years
			(or Life
	1 Year	5 Years	of Class)

Return Before Taxes	22.49%	7.27%	9.01%*

Return After Taxes on Distributions	21.01%	6.29%	8.18%*

Return After Taxes on Distributions and Sale of Fund Shares	14.15%	5.60%	7.14%*

Indexes

MSCI All-Country World Index (reflects no deduction for fees, expenses, or taxes
excluding foreign withholding taxes)	26.60%	8.41%	8.79%

Cornerstone Equity Composite Index** (reflects no deduction for fees, expenses, or taxes)	26.28%	8.60%	9.69%

* The Fund's inception date was June 8, 2012.

**The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

INVESTMENT ADVISER

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment.

The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's Victory Solutions platform.

PORTFOLIO MANAGERS

Tenure with
	Title	the Fund

Mannik S. Dhillon,	President, VictoryShares and	Since July 2019
CFA, CAIA	Solutions

Wasif A. Latif	Head of Investments,	Since 2012
VictoryShares
and Solutions

Lance Humphrey,	Portfolio Manager,	Since 2016
CFA	VictoryShares
and Solutions

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund on any business day through the vcm.com website or by telephone at (800) 235- 8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182593, Columbus, Ohio 43218-2593.

￿Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.

￿Minimum subsequent investment: $50

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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PO Box 182593 Columbus, OH 43218-2593

98053-1020